SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


         Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

          Date of Report (Date of earliest event reported) August 13, 1998
                                   ---------------



                                   OUT-TAKES, INC.
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               (Exact name of registrant as specified in its charter)



                  Delaware               0-21322              95-4363944
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              (State or other          (Commission           (IRS Employer
               jurisdiction of          File Number)      Identification No.)
               incorporation)



               1419 Peerless Place, Suite 116, Los Angeles, CA  90035
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           (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code  (310) 788-9440
                             ---------------------------


                                   Not Applicable
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            (Former name or former address, if changed since last report)


  Item  2.  Acquisition or Disposition of Assets
            ------------------------------------

On August 31, 1998, Out-Takes, Inc., a Delaware corporation (the "Company") entered into a Share Purchase Agreement (the "Acquisition Agreement") whereby the Company acquired (the "Acquisition") all of the issued and outstanding equity interests in Los Alamos Energy, LLC, a California limited liability company ("LAE"). The purchase price to be paid for the equity interests of LAE is Four Million Dollars ($4,000,000), which was paid by Promissory Notes (the
"Notes") to the holders of LAE equity (the "Equity Holders") calling for interest on all outstanding amounts to accrue at the rate of ten percent (10%) per annum. Payments of principal and accrued interest under the Notes shall be made monthly in arrears up to the maturity date, which is the fifth anniversary of the Notes. The Notes may be prepaid at any time without premium or penalty.

The Acquisition Agreement provides that, in the event the Equity Holders shall desire to do so, they may convert their indebtedness to common stock of the Company representing in the aggregate ninety percent (90%) of the issued and outstanding shares of such common stock as of the date of such conversion. The Acquisition Agreement provides that it is a condition of the conversion that the Company effect a reverse stock split of one (1) share for every one hundred
(100) shares issued and outstanding as of such date. LAE contemplates that a significant number of persons currently holding promissory notes and/or working interests in its electricity production (collectively, "Interest Holders") will exercise their rights to convert such interests into the equity of LAE, and subsequently to join in the conversion of the Notes into common stock of the Company. Presently, management of LAE anticipates that, prior to the conversion of the Notes and after giving effect to the contemplated reverse stock split, the Company will issue approximately three million (3,000,000) additional shares of common stock, and that subsequent to completing the conversion, the Equity Holders and Interest Holders will own, in the aggregate, approximately two million eight hundred eighty thousand (2,880,000) shares of the Company's common stock, representing ninety percent (90%) of the total amount of common stock estimated to be issued and outstanding as of the date such conversion rights are exercised.

The indebtedness represented by the Notes is secured by (a) a Security Agreement, granting a first lien and security interest upon all of the assets of the Company; and (b) a pledge of the common stock of the Company held by Photo Corporation Group Pty Limited, an Australian corporation, which is the controlling stockholder of the Company. The stock pledge grants the Holders specific rights under certain circumstances, including the right to receive distributions made by the Company in respect of its common stock and the right to vote the pledged shares, for so long as the Notes are in force.

The purchase price to be paid by the Company for all of the issued and outstanding equity of LAE was negotiated based upon several factors, including, without limitation, the asset value of LAE and its projected income from operations based, in part, upon management's estimates of its natural gas reserves and its current contracts.

The Company is engaged in the sale of photographic portraits of children, adults and family groups. Prior to the acquisition, Out Takes derived substantially all of its revenue from a retail photographic studio, called OUT-TAKES , which opened on May 24, 1993 and is located in MCA/Universal's City Walk project in Los Angeles, California. LAE is engaged in the collection and distribution of natural gas from properties owned or leased by it in the State of California, and management of LAE intends to position LAE to become an important independent power producer, and to benefit as a principal provider of electricity to consumers in California and elsewhere as deregulation is implementedLAE will be operated as a wholly-owned subsidiary of the Company. The Company will continue to operate and seek to grow its photographic business, and LAE will continue to operate and grow its natural gas distribution business. Management of the Company believes that the Acquisition has diversified the revenue sources and enhanced the earnings potential of the Company on a consolidated basis, which was the purpose of the Acquisition.

The Acquisition will be accounted for using the purchase method of accounting.

Item  7.        Financial  Statements  and  Exhibits
                ---------------------------------

(a)    Financial  Statements.

It is impractical to provide the required financial statements of LAE at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable, but in no event later than sixty (60)days following the date on which this Report must be filed, provided that such financial statements are required under Rule 3-05 of Regulation S-X.


(b)    Pro  Forma  Information.

It is impractical to provide the required pro forma financial information with respect to the acquisition of LAE at the time of filing this Report. It is anticipated that such pro forma financial statements will be filed by amendment as soon as practicable, but in no event later than sixty (60) days following the date on which this Report must be filed, provided that such financial statements are required under Rule 11-01 of Regulation S-X.

(c)    Exhibit  Index.

Exhibit 10.31 Share Purchase agreement by and among Out-Takes, Inc. and the Several Named Holders of Equity in Los Alamos Energy, LLC, dated as of August 31, 1998.



                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         OUT-TAKES,  INC.

         By:  /s/    James  C.  Harvey
                     President  and Acting
                     Chief  Financial  Officer
                     (Principal  Financial  and Accounting Officer)

PURCHASE  AND  SALE  AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of the 31st day of August, 1998, by and between OUT-TAKES, INC., a corporation duly organized and validly existing under the laws of the state of Delaware (the "Purchaser") and the several individuals named on the signature page of this Agreement (collectively, the "Seller").

WHEREAS, the Purchaser is a publicly-traded corporation on the OTC-Bulletin Board under the symbol OUTT; and

WHEREAS, the Seller collectively owns all of the issued and outstanding units of equity interest (the "Equity") in LOS ALAMOS ENERGY, LLC, a limited liability company organized and existing under the laws of the State of California (the "Company"); and

WHEREAS, the Purchaser desires to purchase from the Seller, and the Seller desires to sell and convey to the Purchaser, all of the Equity in the Company, subject to and in accordance with the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

PURCHASE AND SALE OF THE EQUITY. Upon execution of this Agreement by both parties, and subject to the fulfillment of all Closing Conditions (as such term is defined below) contained in Section 7 below, the Purchaser hereby irrevocably agrees to purchase, and the Seller agrees to sell, transfer and convey to the Purchaser, all of the Equity in the Company outstanding as of the Closing (as defined below). Such units of Equity, once delivered to the Purchaser as set forth herein, shall be validly issued, fully paid and non-assessable. The Seller may elect, in its sole discretion at any time prior to the Closing, to convert its form of organization from a limited liability company to a corporation, in which case each reference to the Company shall be deemed to refer to the new corporation, and each reference to units of Equity in this Agreement shall be deemed to refer to shares of capital of the new corporation.

CONSIDERATION TO BE PAID FOR THE EQUITY. As consideration for the Equity to be purchased hereunder, the Purchaser shall deliver to the Seller promissory notes, substantially in the form of Exhibit A attached hereto, totaling four million dollars ($4,000,000) in the aggregate (collectively, the "Promissory Note"). The Promissory Note shall have a maturity of five (5) years, and shall bear interest at the rate of ten percent (10%) per annum until paid in full. As security for the Note, at the Closing, the Purchaser shall deliver to the Seller a security agreement (the "Security Agreement") substantially in the form of Exhibit B attached hereto, and a stock pledge agreement (the "Stock Pledge") substantially in the form of Exhibit C attached hereto. The security interests granted in the Security Agreement and the Stock Pledge shall remain in full force and effect until the Note has been repaid in its entirety, or converted as set forth in Section 3 below.

3. CONVERSION OPTION IN THE NOTE. The Note shall contain an option (the "Conversion Option") to convert the indebtedness represented thereby into such number of shares of voting common stock of the Purchaser as shall represent ninety percent (90%) of the shares of such voting stock issued and outstanding as of the date of conversion, on a fully-diluted basis (the "Conversion Shares"). In the event that the Seller desires to exercise the Conversion Option, it shall notify the Purchaser of such fact, and commence such actions not later than ninety days from the date of the Note. Within thirty (30) days after the Purchaser determines that the Conversion may be lawfully completed (or such other time as is mutually agreed between the parties), there shall be a closing of the Conversion Option (the "Conversion Closing"). At such Conversion Closing, the Seller shall deliver to the Purchaser the Note marked Paid in Full, and the Purchaser shall deliver to the Seller, or its nominees, a certificate or certificates evidencing the issuance to the Seller of the Conversion Shares, which Conversion Shares when so delivered shall be validly issued, fully paid, and non-assessable. The Conversion Closing shall be subject to the condition that the Purchaser shall have effected a reverse stock split of one (1) share for every one hundred (100) shares of the Purchaser outstanding as of such date. The Conversion Closing shall only occur if the foregoing condition has been fully satisfied or waived prior to or simultaneously with such Conversion Closing as set forth herein.

4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Each Seller hereby represents and warrants to the Purchaser, as to himself only and not jointly, as of the date hereof, the following:

(a) each Seller is an adult individual, and has full power and capacity to enter into, execute, deliver and perform this Agreement in accordance with its terms, which Agreement, once so executed and delivered by such Seller, shall be the valid and binding obligation of such Seller, enforceable against him by any court of competent jurisdiction in accordance with its terms;

(b) no Seller, is bound by or subject to any contract, agreement, court order, judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement, or which requires the consent of any third party prior to the entry into or performance of this Agreement, in accordance with its terms.

REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.    The  Purchaser  hereby
represents  and  warrants  to  the Seller, as of the date hereof, the following:


the Purchaser is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to enter into and perform this Agreement in accordance with its terms;

the individuals signing this Agreement on behalf the Purchaser are the duly elected executive officers of the Purchaser so indicated, and have full power and authority to execute and deliver this Agreement for and on behalf of the Purchaser, which Agreement, once so executed and delivered, shall be the valid and binding obligation of the Purchaser, enforceable against it by any court of competent jurisdiction in accordance with its terms;

the Purchaser is not bound by or subject to any contract, agreement, court order, judgment, administrative ruling, law, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement, or which requires the consent of any third party prior to the entry into or performance of this Agreement, in accordance with its terms;

(d) a majority of the Purchaser's voting stock is owned by PCG, which controls, beneficially and of record, fourteen million four hundred ten thousand (14,410,000) shares of the Company's common stock and a beneficial interest in another approximately eight hundred eighty five thousand (885,000) shares of the Company's common stock (common stock being the only voting securities of the Company outstanding as of the date hereof), on a fully-diluted basis, representing approximately seventy-five percent (75%) of the total number of shares of common stock issued and outstanding as of the date hereof;

(e) the Purchaser has been given every opportunity to review all documents, and ask all questions of the Seller and the executive officers of the Company, as it shall have requested prior to executing and delivering this Agreement to the Seller; and

the Purchaser has been advised to consult with its attorney and tax advisor regarding the consequences of purchasing the Equity.

INDEMNIFICATION. The parties each hereby agree that they shall be responsible for, and shall hold harmless and indemnify the other party from and against, any and all obligations, liabilities, losses, costs, charges, damages or expenses (including, but not limited to, reasonable attorneys fees and court costs incurred in defense thereof) of whatever type or nature to the extent that any such Claim shall result from or arise out of the breach by such party of any agreement, undertaking, representation or warranty contained in this Agreement (including, without limitation, all exhibits and other documents entered into pursuant hereto).

7. CLOSING. The transactions contemplated by this Agreement shall be consummated at such location, at such time and on such date as the parties shall mutually agree (the "Closing"). At the Closing, each Seller shall deliver to the Purchaser a certificate evidencing his respective portion of the Equity being acquired hereunder, and the Purchaser shall deliver to each such Seller an originally-signed Note, evidencing such Seller's pro rata portion of the Purchase Price, together with originally-signed copies of the Security Agreement and the Stock Pledge, and each party shall further deliver such documents and instruments as the other party may reasonably request to further the transactions to be consummated at the Closing (all of such delivery items being referred to herein as the "Closing Conditions").

8.          MISCELLANEOUS  PROVISIONS.

(A) NOTICES. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 8(a):


            If  to  the  Seller:     Sellers of Equity in the Company
                                     c/o  Los  Alamos  Energy,  LLC
                                     466  Bell  Street
                                     Los  Alamos,  CA    93440
                                     Attn: Mr. Hannes  Faul
                                     Managing  Member

            (with  a  copy)  to:     Feldhake, August & Roquemore
                                     600  Anton  Boulevard,  Suite  1730
                                     Costa  Mesa,  CA    92626
                                     Attn: Kenneth  S.  August,  Esquire
                                     Partner

            If  to  the  Purchaser:  Out-Takes,  Inc.
                                     1419  Peerless  Place
                                     Suite  116
                                     Los  Angeles,  California    90035
                                     Attn: Mr.  Peter  C.  Watt
                                     President


            (with  a  copy)  to:     Photo  Corporation  Group  Pty.  Limited
                                     P.O.  Box  415
                                     Chester  Hill,  N.S.W.  Australia  2162
                                     Attn: Mr.  Michael  C.  Roubicek
                                     Group  Commercial  Manager

(B) BINDING AGREEMENT; ASSIGNMENT. This Agreement shall constitute the binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned (whether by contract or by operation of law) by either party without the prior written consent of the other party.

(C) ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby.

(D) WAIVER. No waiver of any provision of this Agreement shall be deemed to be or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

(E) HEADINGS. The headings provided herein are for convenience only and shall have no force or effect upon the construction or interpretation of any provision hereof.

(F)          COUNTERPARTS.    This  Agreement  may  be  executed  in one or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

FURTHER DOCUMENTS AND ACTS. Each party agrees to execute such other and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

GOVERNING  LAW;  VENUE.    This  Agreement shall be governed by and construed in
accordance with the internal laws of the State of California, without giving effect to the principles of conflicts of laws applied thereby.

(I) INJUNCTIVE RELIEF. Each party hereby agrees that should either party materially breach any of its respective obligations under this Agreement, including without limitation any exhibit or other document entered into between the parties pursuant hereto, the non-breaching party would have no adequate remedy at law, since the harm caused by such a breach may not be easily measured and compensated for in damages. Accordingly, the parties agree that in addition to such other remedies as may be available to the non-breaching party at law, such party may also obtain injunctive or other equitable relief including, but not limited to, specific performance, to compel the breaching party to meet its obligations under this Agreement. All of such remedies available to any party hereunder shall be cumulative and non-exclusive.

(J) CONFIDENTIALITY. By their execution hereof, each party hereby acknowledges to the other that certain information furnished to it by the other party is proprietary to such disclosing party, and neither the receiving party, nor any affiliate, employee, officer, director, shareholder, agent or representative of such receiving party shall have any rights to distribute or divulge any of such Confidential Information to any third party without the disclosing party's prior, written consent, or to use any such Confidential Information in any way detrimental to the disclosing party or its affiliates, or which would otherwise destroy, injure or impair any of the disclosing party's rights in or in respect of any such Confidential Information including, without limitation, by using of such Confidential Information to establish or assist any person or entity which is, or will be, directly or indirectly in competition
with  the  disclosing  party.    For  purposes  of  this  Agreement,  the  term
"Confidential Information" shall mean any and all proprietary information belonging to the disclosing party, whether tangible or intangible, written or oral, including, without limitation, any non-public intellectual property rights, trade secrets, designs, books and records, computer software and files, and lists of (and/or information concerning) such disclosing party's financial condition, customers, suppliers, vendors, sources, methods, techniques and other business relationships or information.

(K) SEVERABLE PROVISIONS. The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

(L) EXHIBITS. All Schedules and Exhibits attached hereto are hereby incorporated by reference herein as an integral part of this Agreement, with the same force and effect as if the same had been written herein in their entirety.

SURVIVAL.    The provisions of Sections 4, 5, 6 and 8(j) shall expressly survive any  expiration,  termination  or  revocation of this Agreement by either party.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


THE  PURCHASER:

  OUT-TAKES,  INC.                                        ATTEST:


  By: /s/                                                By: /s/
      Peter  C.  Watt                                        Michael C. Roubicek
      President                                              Secretary


  THE  SELLER:

  HANNES  FAUL                                                 WITNESS:


  /s/                                                           /s/


  LANCE  HALL                                                  WITNESS:


  /s/                                                          /s/



  THE  INWOOD  1991  TRUST                                    WITNESS:


  By:   /s/                                                   /s/
       James  C.  Harvey
       Trustee
  1430.002/alamos/ot-spa3

                                    EXHIBIT A TO
                             PURCHASE AND SALE AGREEMENT



THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER THE LAWS OF ANY STATE, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                                   OUT-TAKES, INC.


 CONVERTIBLE  PROMISSORY  NOTE
 -----------------------------


$_________                                                       August __, 1998


FOR VALUE RECEIVED, OUT-TAKES, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Maker"), hereby promises to pay to the order of _______________________________, an adult individual residing in the County of
________, State of California (hereinafter referred to as the "Payee"), at Payee's principal address located at ________________________, _______
California, 9____, or such other place or places as the Payee may hereafter direct from time to time, in lawful money of the United States and in immediately available funds, the principal sum of _____________________ DOLLARS ($_________). This Convertible Promissory Note (hereinafter referred to as the "Note") shall accrue simple interest at the rate of ten percent (10%) per annum. Amounts of principal and accrued interest due and payable in respect of this Promissory Note shall be paid out of gross operating revenues, as available, with payments to be made monthly in arrears up to ninety-nine percent (99%) of gross revenues from operations, being applied first to accrued interest and then to principal, with the balance due on August __, 2003 (the "Maturity Date"), unless this Note is earlier converted in accordance with the provisions set forth below (the "Conversion Date"). The principal amount of this Promissory Note shall be due and payable on the Maturity Date, unless earlier converted in accordance with the provisions set forth herein.

This Promissory Note may be converted into shares of common stock of the Maker, having a par value of One Cent ($0.01) per share, (the "Common Stock") in whole or in part, in the manner set forth below. Each Promissory Note shall be convertible into such number of shares of Common Stock of the Maker as are obtained by (a) calculating the total outstanding amount of principal and accrued interest owed by Maker to all sellers of Los Alamos Energy, LLC (pursuant to that certain Purchase and Sale Agreement dated as of August 31, 1998, by and between Maker and the several sellers named therein (the "Purchase Agreement") as of the effective date of such conversion (the "Conversion Date");
(b) determining what percentage of such total amount is represented by the indebtedness evidenced by this Note; and (c) multiplying such percentage by the total number of Conversion Shares available (as such term is defined in the Purchase Agreement).

The indebtedness represented by this Promissory Note constitutes senior secured indebtedness of the Maker, and shall be senior in right of payment to all other indebtedness of the Maker. By its execution of this Note, the Maker represents and warrants that it is not subject to any indebtedness which would be senior to, or pari passu with, the indebtedness to the Payee evidenced by this Note, other than in accordance with the Purchase Agreement.

The Maker hereby agrees and covenants with the Payee that, in the event that the Maker shall hereafter become in default under this Promissory Note, the Maker shall not make or authorize any dividend or other distribution to shareholders of the Maker prior to the repayment in full of any amounts outstanding hereunder.

Upon the occurrence of either of the following specified Events of Default (each herein called an "Event of Default"):

(i) Breach of Agreements. The Maker shall be in breach or violation, for a period of three (3) days, of any material agreement, undertaking, obligation, representation, warranty or statement contained in this Promissory Note, the Purchase Agreement, or any other Exhibit or document entered into by the Maker pursuant thereto; or

(ii) Insolvency. The Maker shall suspend or discontinue its business, or make an assignment for the benefit of creditors or a composition with creditors, shall file a petition in bankruptcy, shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any custodian, receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any applicable bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against the Maker any such proceeding which shall remain undismissed or unstayed for a period of forty-five (45) days or more, or any such order, judgment or decree shall be entered, or the Maker shall by any act or failure to act indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any such custodian, receiver, liquidator or trustee; or the Maker shall take any action for the purpose of effecting any of the foregoing;

then, and in any such event, and at any time thereafter if any Event of Default shall be continuing, the Payee may, by written notice to the Maker, declare the entire principal of this Promissory Note, and any accrued but unpaid interest in respect thereof, to be forthwith due and payable. The Maker hereby expressly waives presentment, demand, protest or other notice of any kind.

This Promissory Note shall inure to the benefit of the Payee, his or her heirs, executors, successors and permitted assigns. The obligations of the Maker arising hereunder shall become the obligations of any successor in interest or permitted assignee thereof, whether by contract or by operation of law.

This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of California applicable to the enforcement and operation of such instruments in the State, and without giving effect to the principles of conflicts of laws which may be applied thereby. Any action brought under or in respect of this Promissory Note shall be brought only in a court of competent jurisdiction sitting in the County of Los Angeles, State of California. If any suit or other proceeding shall be instituted with respect to this Promissory Note, the prevailing party shall, in addition to such other relief as the court may award, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation.

IN WITNESS WHEREOF, the Maker hereby sets its hand and seal in the County of Los Angeles, State of California, as of the date and year first above written.


THE  MAKER:


OUT-TAKES,  INC.                                       ATTEST:

                                                                      [SEAL]
By:  _________________________                          By: ____________________
     Peter  C.  Watt                                         Michael C. Roubicek
     President                                               Secretary







  1430.002/alamos/conv-no2.doc

                      EXHIBIT B TO PURCHASE AND SALE AGREEMENT

                                 SECURITY AGREEMENT


THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of this ___th day of August, 1998 by and between OUT-TAKES, INC., a corporation organized and existing under the laws of the State of California (the "Grantor") and the several individuals named on the signature page of this Agreement (collectively, the "Secured Party").

WHEREAS,  the  Grantor and the Secured Party have entered into that certain
Purchase and Sale Agreement, dated as of August ___, 1998 (the "Purchase Agreement"), pursuant to which Grantor has purchased (the "Acquisition") all of the equity securities issued and outstanding of LOS ALAMOS ENERGY, LLC, a California limited liability company (the "Subsidiary"); and

WHEREAS, the Grantor has delivered to the Secured Party, as the Purchase Price for the Acquisition, a Secured Promissory Note in the amount of Four Million Dollars ($4,000,000) dated as of even date herewith (the "Note"); and

WHEREAS, in order to induce the Secured Party to accept the Note as consideration for the Acquisition, the Grantor has agreed to provide the Secured Party with a security interest in and first lien upon all of its assets and the assets of the Subsidiary, and the parties now desire to enter into this Agreement to evidence the same;

NOW, THEREFORE, in consideration of the foregoing premises and the promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Grant of Security Interest. Grantor hereby assigns, conveys and grants to Secured Party a continuing security interest in and first lien upon all of Grantor's right, title and interest in and to all of the assets and properties owned or used by the Grantor in the conduct of its business, or the business of the Subsidiary, now owned or hereafter acquired at any time during the term hereof, whether tangible or intangible, fixed, movable or fixtures, of whatever kind or nature and wherever located, including, without limitation, all cash and cash equivalents, securities, accounts receivable, plant and equipment, inventory, rolling stock, materials, supplies, intellectual property rights, contract rights, choses in action, and any proceeds from the sale, lease, transfer or other disposition of any of such assets, whether for cash or property (all of the foregoing being herein referred to collectively as the "Collateral"). The security interest granted herein is intended to secure the prompt payment, when due, of all amounts due and payable to Secured Party under the Note including, without limitation, all principal amounts due thereunder, all interest accrued thereon, and all applicable late charges or other fees due under the Note, as well as the performance in full of all of Grantor's obligations under the Purchase Agreement (collectively, the "Secured Obligations").

2. Transfers and Other Liens. Grantor hereby acknowledges to, and agrees with, Secured Party that for so long as this Agreement shall be in effect, Grantor, without the prior written consent of the Secured Party, shall not:

(a) sell, assign or otherwise dispose of, any or all of the Collateral (except in the ordinary course of business); or

(b) create or permit to exist or be created any lien, mortgage, security interest, or other charge or encumbrance upon or with respect to the Collateral, other than the Secured Obligations; or

(c) move the Collateral from any location other than the Grantor's principal place of business located at the address set forth in Section 6(b) below.

Remedies  Upon  an  Event  of  Default.
---------------------------------------

In the event that the Grantor shall fail to perform fully any Secured Obligation on the date such performance is due, or if the Grantor should breach or be in default of any other provision of the Note, the Purchase Agreement or this Agreement (any of such occurrences being hereinafter referred to as an "Event of Default"), to the extent that such Event of Default is not cured or waived within ten (10) days after the occurrence of such Event of Default, then the Secured Party shall be entitled to foreclose upon and take possession of the Collateral, in satisfaction (full or partial as the case may be) of the indebtedness owed by Grantor. Promptly after retaking possession of the Collateral upon any such foreclosure, the Secured Party shall, after deducting therefrom any amounts expended by the Secured Party in enforcing the Note, the Purchase Agreement or this Agreement and/or repossessing the Collateral (including, without limitation, the cost of reasonable attorneys' fees), remit to the Grantor the difference between the liquidation value of the Collateral on the date of repossession thereof and the sum of any amounts paid to the Secured Party to purchase the Collateral in a liquidating sale. The parties hereby agree that any such payment to Grantor upon such foreclosure may be made in stock of the Grantor or a five (5)-year promissory note bearing interest at the rate of ten percent (10%) per annum, or some combination thereof, as determined in the sole discretion of the Secured Party.

The Secured Party hereby agrees with the Grantor that, in the event it shall exercise any or all of its remedies upon an event of default set forth in Clause 3(a) above, it shall look first to satisfy all of the Secured Obligations out of the assets of the Subsidiary, which it shall exhaust as fully as reasonably possible prior to looking to the assets of the Grantor to satisfy any remaining Secured Obligations.


4.          Continuing  Security  Interest;  Termination  of  Same.
            ------------------------------------------------------

(a) This Agreement shall create a continuing security interest in the Collateral, and shall (i) remain in full force and effect until all of the Secured Obligations of Grantor shall have been paid or performed in full; (ii) be binding upon the Grantor, its successors and permitted assigns; and (iii) inure to the benefit of the Secured Party and their respective successors, heirs, executors, administrators, transferees and assigns.

(b) Upon the payment or performance in full of all Secured Obligations, and any fees, costs and penalties owing thereon, the security interest granted hereby shall automatically terminate. Upon any such termination, the Secured Party shall execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and to effect the release of the Collateral.

5. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, the Purchase Agreement or the Note, and no consent to any departure by the Grantor herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the express written purpose for which given.

6. Notices. In the event that any notice or other communication is to be sent pursuant to this Agreement, such notice shall be in writing, sent by telex or by certified mail, return receipt requested, or by delivery in person, or by overnight courier, addressed as follows, or to such other address as either party may notify the other of in accordance with the provisions hereof:


            if  to  Secured  Party,  to:  c/o  Mr.  Hannes  Faul
                                          466  Bell  Street
                                          Los  Alamos,  CA    93440

            (with  a  copy)  to:          Feldhake, August & Roquemore
                                          600  Anton  Boulevard,  Suite  1730
                                          Costa  Mesa,  CA    92626
                                          Attn: Kenneth  S.  August,  Esquire
                                                Partner
            if  to  Grantor,  to:         OUT-TAKES,  INC.
                                          1419  Peerless  Place
                                          Suite  116
                                          Los  Angeles,  CA    90035
                                          Attn: Mr.  Peter  C.  Watt
                                          President

            (with  a  copy)  to:          Photo  Corporation  Group
                                          Pty.  Limited
                                          P.O.  Box  415
                                          Chester  Hill,  N.S.W.
                                          Australia  2162
                                          Attn: Mr.  Michael  C.  Roubicek
                                          Group  Commercial  Manager

All notices and other communications hereunder shall be deemed given when telexed or delivered, or upon receipt if mailed, in accordance with this paragraph.

7. Further Assurances. Grantor agrees to execute and deliver immediately upon request, financing statements on Form UCC-1 for recordation with the California Secretary of State; and (b) such other documents as may be necessary to perfect the Secured Parties' security interests in the Collateral.

8. Entire Agreement. This Agreement, together with the Note, constitutes the entire agreement between Grantor and Secured Party, with respect to the subjects contained herein, and supersedes any prior agreements or understandings, whether written or oral, express or implied.

9. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflicts of law. Any action brought by any party to enforce any of the terms or provisions of this Agreement or the note, or otherwise in connection with or relating to this Agreement, shall be brought only in the courts of the State of California in the county of Los Angeles, and the parties hereby accept the exclusive jurisdiction of such courts for all disputes arising under this Agreement, the Purchase Agreement or the Note.

10. Miscellaneous. All other provisions of the Purchase Agreement, including, without limitation, the specific clauses setting forth the governing law and venue of this Agreement, the right of further assurances, severability, specific performance and other injunctive relief, and every other aspect of the performance, interpretation relationship between the parties and other miscellaneous provisions, are hereby incorporated herein by reference from the Purchase Agreement, and are of force and effect as fully as if the same had been repeated herein in their entirety.

IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed and delivered as of the date first above written.


THE  GRANTOR:

  OUT-TAKES,  INC.                              ATTEST:


  By: _____________________                     By: _____________________
       Peter  C.  Watt                               Michael Roubicek
       President                                     Secretary



THE  SECURED  PARTY:

  LOS  ALAMOS  ENERGY,  LLC                     WITNESS:


       By:    ____________________________      By:  ________________________
              Hannes  Faul
              Managing  Member



  THE  INDIVIDUALS:                               WITNESS:


  _____________________                           ___________________

  _____________________                           ___________________




  1430.002/alamos/002/sec2-agt.doc

                    EXHIBIT C TO THE PURCHASE AND SALE AGREEMENT

                               STOCK PLEDGE AGREEMENT


THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of this ___ day of August, 1998 by and between PHOTO CORPORATION GROUP PTY LIMITED, a corporation organized and existing under the laws of the Commonwealth of Australia (hereinafter referred to as the "Pledgor"), and the several individuals named on the signature page of this Agreement (collectively, the "Pledgee").

WHEREAS, the Pledgor owns, beneficially and of record, fourteen million four hundred ten thousand (14,410,000) shares of common stock of Out Takes, Inc., a Delaware corporation (the "Company") and a beneficial interest in another approximately eight hundred eighty five thousand (885,000) shares of the Company's common stock (common stock being the only voting securities of the Company outstanding as of the date hereof), on a fully-diluted basis, representing approximately seventy-five percent (75%) of the total number of shares of common stock issued and outstanding as of the date hereof (the "Pledged Shares"); and

WHEREAS,  the  Company  and  the  Pledgee  have  entered  into that certain
Purchase and Sale Agreement, dated as of August 31, 1998 (the "Purchase Agreement"), pursuant to which the Company has purchased (the "Acquisition") all of the equity securities issued and outstanding of LOS ALAMOS ENERGY, LLC, a California limited liability company (the "Subsidiary"); and

WHEREAS, the Company has delivered to the Pledgee, as the Purchase Price for the Acquisition, a Secured Promissory Note in the amount of Four Million Dollars ($4,000,000) dated as of even date herewith (the "Note"), which Note is secured by the assets of the Company pursuant to that certain Security Agreement between the parties dated as of even date herewith (the "Security Agreement"); and

WHEREAS, in order to induce the Pledgee to accept the Note as consideration in full for the Subsidiary, the Pledgor has agreed to enter into and perform this Agreement for the benefit of the Pledgee, subject to and in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing premises and the promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

       SECTION ONE
       GRANT  OF  SECURITY  INTEREST  AND  PLEDGE
       ------------------------------------------

1.01 PLEDGED COLLATERAL. The Pledgor hereby grants to the Pledgee, as security for the prompt and full performance of all of the Company's covenants, agreements and obligations to the Pledgee contained in the Purchase Agreement, the Note and the Security Agreement (collectively, the "Guaranteed Obligations"), a first perfected lien upon and security interest in and to, and pledges, assigns and sets over to the Pledgee, all of the Pledged Shares, together with any additional shares of any class of capital stock of the Company hereafter acquired by the Pledgor for any reason, as well as any option, warrant or right exercisable or exchangeable for or convertible into any such stock and, subject to the provisions of Section 2(c) below, any cash, property or other securities at any time and from time to time receivable or otherwise distributable in respect thereof, exchanged therefor, derived therefrom, substituted therefor, or otherwise subjected to the lien hereof pursuant to any provision hereof, and the proceeds thereof (all of which Pledged Shares, additional shares, cash, property, securities and proceeds being hereinafter collectively referred to as the "Pledged Collateral"). Nothing in the foregoing
Section 1.01 is intended to create any pledge of or lien upon any shares of the Series A Redeemable Preferred Stock which is to be issued to the Pledgor subsequent to the date hereof in accordance with that certain Letter Agreement, dated as of even date herewith, by and between the Pledgor and the Company.

1.02 POSSESSION OF PLEDGED COLLATERAL. Except as otherwise expressly permitted herein, all certificates for the Pledged Shares, certificates for any additional shares, dividends, cash, property and securities comprising part of the Pledged Collateral shall be delivered by the Pledgor to the Pledgee or its designated agent or representative upon the execution and delivery of this Agreement, and the Pledgor shall deliver to the Pledgee proper instruments of assignment therefor duly executed and endorsed in blank by the Pledgor and such other instruments or documents as the Pledgee may request sufficient to transfer the title thereto to the Pledgee or its nominee. Any Pledged Collateral which may at any time be in the possession of the Pledgor shall be promptly delivered to the Pledgee, and prior thereto shall be deemed to be held in trust by the Pledgor on behalf of the Pledgee as the Pledgee's agent.

1.03 OBLIGATIONS SECURED. The security interests of Pledgee under this agreement secure all of the Guaranteed Obligations of the Company. By their execution hereof, the parties acknowledge and agree that all provisions, covenants, agreements and undertakings set forth in the Purchase Agreement, the Security Agreement and the Note are hereby incorporated into this Agreement and are of full force and effect as fully as if repeated herein in their entirety.




       SECTION  TWO
       GRANT OF RIGHTS TO PLEDGEE
       --------------------------

So long as any Guaranteed Obligation shall remain outstanding, the parties hereby agree that the following provisions shall remain in full force and effect:

the Pledgee shall have the right to vote and give consents with respect to the Pledged Shares, and any additional securities comprising a part of the Pledged Collateral, on all matters which are subject to vote or consent by the shareholders (or the holders of such additional securities), of the Company, and to consent to, ratify or object to any action taken at, or waive notice of, any meeting of the shareholders;

the Pledgee shall be entitled to receive, for its own account, any dividends, distributions or other items received by the shareholders of the Company by virtue of their ownership of shares, including, without limitation, any cash, property or securities distributed to such shareholders at any time and from time to time during the term of this Agreement, which amount shall be applied first against accrued interest on, and then the principal balance of, the Note; and

the Pledgee shall be entitled to exercise on behalf of the Pledgor any subscription, exchange or conversion privileges accruing to the Pledgor by virtue of its ownership of the Pledged Collateral, and upon such conversion, exchange or conversion, any and all securities received by the Pledgor in respect thereof shall automatically become and be a part of the Pledged Collateral.

The Pledgor acknowledges to, and agrees with, the Pledgee that the provisions contained in this Section Two are material and integral in inducing the Pledgee to enter into and perform the Purchase Agreement and the Note, and the Pledgor irrevocably grants the rights herein contained voluntarily and with the intent of vesting the Pledgee with all of the rights of a shareholder in the Company, with the same force and effect as if such Pledged Shares or other securities were owned beneficially and of record by the Pledgee, for so long as this Agreement remains in effect.

       SECTION  THREE
       REPRESENTATIONS  AND  WARRANTIES  OF  THE  PLEDGOR
       --------------------------------------------------

3.01         INCORPORATION BY REFERENCE OF WARRANTIES IN THE PURCHASE AGREEMENT.
The Pledgor, by its execution of this Agreement, hereby makes for the benefit of the Pledgee all of the representations and warranties contained in the Purchase Agreement as of the date hereof, which representations and warranties are deemed by the parties to be incorporated by reference herein and of the same force and effect as fully as if they had been repeated in this Section 3.01 in their entirety.

3.02          ADDITIONAL  REPRESENTATIONS  AND  WARRANTIES.   In addition to the
representations and warranties set forth above, the Pledgor hereby specifically represents and warrants, as of the date hereof, the following:

(a) the Pledgor is the true and lawful owner, of record and beneficially, of the Pledged Shares, free and clear of any lien, security interest, pledge, hypothecation, charge, liability or other encumbrance (other than the lien and security interest created herein), and such Pledged Shares have been validly issued, fully paid and non-assessable in accordance with applicable law and the Articles of Incorporation and Bylaws of the Company;

except as may be otherwise reflected in a legend on the face or reverse side of the certificates evidencing ownership of the Pledged Shares, there are no legal restrictions or limitations relating to the Pledged Shares, or the ownership or transferability thereof by the holders thereof;

(c) the Pledged Shares represent, as of the date hereof, approximately seventy-five percent (75%) of the total number of shares of common stock of the Company, on a fully-diluted basis; and

(d) other than the Pledged Shares and other shares of common stock outstanding, as of the date hereof, except as otherwise set forth on Schedule A attached hereto, the Company has no other shares of any class of capital stock or any other security including, without limitation, any option, warrant or right exercisable or exchangeable for or convertible into any such shares of stock or other securities issued and outstanding.

       SECTION  FOUR
       RIGHTS  OF  THE  PLEDGEE  UPON  DEFAULT
       ---------------------------------------

Upon any Event of Default under this Agreement, the Note, the Security Agreement or the Purchase Agreement, the Pledgee shall, subject to compliance with all requirements of applicable law, and in addition to all other rights or remedies it may have, have the rights set forth in this Section 4:

4.01 VOTING AND OTHER RIGHTS. Immediately and without further notice, whether or not the Pledged Collateral shall have been registered in the name of the Pledgee or its nominee, the Pledgee shall have, with respect to the Pledged Collateral, the right to cause title thereto to be permanently vested in itself for all purposes, to continue to exercise all voting rights, and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute beneficial and record owner thereof, including, without limitation, the right to exchange any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company, or upon the exercise by the Company of any right, privilege, or option pertaining to any of the Pledged Collateral and, in connection therewith, to deliver any of the Pledged Collateral to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

4.02    SALE  OF  PLEDGED  COLLATERAL.
        -----------------------------

(a) Upon five (5) days written notice to the Pledgor but without further demand, advertisement or notice of any kind, all of which are hereby expressly waived, the Pledgee shall have the right to sell, assign and deliver the whole or any part of the Pledged Collateral, at any time or times, within or without the State of California, at public or private sale or at any broker's board or on any securities exchange, for cash, on credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee determines to be commercially reasonable, and in connection therewith the Pledgee at any sale may bid for or purchase the whole or any part of the Pledged Collateral so offered for sale, free from any right of redemption, stay or appraisal on the part of the Pledgor, all of which rights the Pledgor hereby waives and releases, to the full extent permitted by law.

(b) (i) If at any time or times, in the opinion of the Pledgee, it should be necessary or desirable, in order for the Pledgee to dispose of all or any part of the Pledged Collateral in any sale or sales pursuant hereto, to comply with or to register or qualify all or any part of the Pledged Collateral under the Securities Act of 1933, or under any similar federal statute then in effect, or any rules or regulations thereunder, and/or to comply with the laws of any state regulating the sale of securities or any rules or regulations thereunder, the Pledgor shall, upon the request (and expense) of the Pledgee, as expeditiously as possible and in good faith, use its best efforts to cause the Company to effect and continue such registration, qualification and/or compliance.

(ii) Notwithstanding the foregoing, the Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral or that it may be commercially unreasonable to do so, and may find it appropriate or necessary to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view for distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at publics sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Pledgee shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act; and

(iii) The Pledgee may take all such further acts as it may in its sole discretion deem necessary or advisable for the Pledgee's protection or for compliance with any provision of law or regulation, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, depreciate prices that might otherwise be obtained for the Pledged Collateral being sold or otherwise restrict the net proceeds available from the sale thereof. Upon consummation of any such sale, the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the full extent permitted by law, all rights of redemption, stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For purposes of this Section 4.02, an agreement to sell all or any part of the Pledged Collateral shall be treated as a sale of such Pledged Collateral, and the Pledgee shall be free to carry out the sale of any Pledged Collateral pursuant to any such agreement and the Pledgor shall not be entitled to the return of any such Pledged Collateral subject thereto, notwithstanding that after the Pledgee shall have entered into such an agreement, all Events of Default may have been remedied.

4.03 RIGHTS CUMULATIVE. The rights and the remedies provided in this Agreement are cumulative and in addition to any rights and remedies which the Pledgee may have under the Purchase Agreement, the Note, the Security Agreement or this Agreement. As used in this Agreement, the term "Event of Default" shall have the same meaning given to it in the Security Agreement.

       SECTION  FIVE
       APPOINTMENT  OF  THE  PLEDGEE  AS  ATTORNEY-IN-FACT
       ---------------------------------------------------

The Pledgor hereby irrevocably constitutes and appoints the Pledgee as its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right, after the occurrence of an Event of Default, with full power of substitution, either in the name of the Pledgee or in the name of the Pledgor to ask for, demand, sue for, collect, review, receipt and give acquittance for any all moneys due or to become due by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee, except for gross negligence or willful misconduct.

       SECTION  SIX
       DISCHARGE  OF  THE  PLEDGOR
       ---------------------------

At such time as all of the Guaranteed Obligations shall have been fully paid, performed and otherwise satisfied, then all rights and interests in such Pledged Collateral as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it shall be transferred and delivered, without recourse or representation to the Pledgor at the Pledgor's expense, and the right, title and interest of the Pledgee therein shall cease.

       SECTION  SEVEN
       MISCELLANEOUS  PROVISIONS
       -------------------------

All other provisions of the Purchase Agreement, including, without limitation, the specific clauses setting forth the governing law and venue of this Agreement, the right of further assurances, severability, specific performance and other injunctive relief, and every other aspect of the performance, interpretation relationship between the parties and other miscellaneous provisions, are hereby incorporated herein by reference from the Purchase Agreement, and are of force and effect as fully as if the same had been repeated herein in their entirety.

       SECTION EIGHT
       NOTICES
       -------

In the event that any notice or other communication is to be sent pursuant to this Agreement, such notice shall be in writing, sent by telex or by certified mail, return receipt requested, or by delivery in person, or by overnight courier, addressed as follows, or to such other address as either party may notify the other of in accordance with the provisions hereof:


            if  to  Pledgee,  to:    c/o Mr. Hannes Faul
                                     466  Bell  Street
                                     Los  Alamos,  CA    93440

            (with  a  copy)  to:     Feldhake, August & Roquemore
                                     600  Anton  Boulevard,  Suite  1730
                                     Costa  Mesa,  CA    92626
                                     Attn:  Kenneth  S.  August,  Esquire
                                     Partner

            if  to  Pledgor,  to:    Photo  Corporation  Group  Pty.  Limited
                                     P.O.  Box  415
                                     Chester  Hill,  N.S.W.  Australia  2162
                                     Attn: Mr.  Michael  C.  Roubicek
                                     Group  Commercial  Manager


All notices and other communications hereunder shall be deemed given when telexed or delivered, or upon receipt if mailed, in accordance with this paragraph.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.


THE  PLEDGOR:

  PHOTO  CORPORATION  GROUP PTY  LIMITED         ATTEST:
                                                                  [SEAL]
  By:  _________________________                 By:  _________________________
       Peter  C.  Watt                                Michael Roubicek
       President                                      Secretary


  THE  PLEDGEE:

  INDIVIDUALS                                    WITNESS:

  __________________________                    __________________________

  __________________________                    __________________________

  __________________________                    __________________________

  1430.002/alamos/pldg-ag2